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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 5, 2002


                               ITC DELTACOM, INC.
                -------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                       0-23253               58-2301135
(State or Other Jurisdiction of   (Commission File Number)    (IRS Employer
        Incorporation)                                      Identification No.)

         1791 O.G. Skinner Drive
           West Point, Georgia                             31833
(Address of Principal Executive Offices)                 (Zip Code)



Registrant's telephone number, including area code:  (706) 385-8000


                                 Not applicable
                        --------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 4.  Change in Registrant's Certifying Accountant

         (a) On August 5, 2002, ITC DeltaCom, Inc. (the "Company") received a letter from the staff of the Securities and Exchange Commission (the "Commission") advising the Company that Arthur Andersen LLP ("Arthur Andersen"), the Company's independent accountant, had informed the Commission that Arthur Andersen is unable to perform future audit services for the Company because of the publicly announced wind-down of Arthur Andersen's business. The Commission staff advised the Company in its letter that, as a result of this notification, Arthur Andersen's relationship with the Company had been effectively terminated. As of August 5, 2002, Arthur Andersen had not resigned or declined to stand for re-election as the Company's independent accountant, nor had the Company's Board of Directors or Audit Committee dismissed Arthur Andersen.

         Arthur Andersen's reports on the Company's consolidated financial statements for the fiscal years ended December 31, 2001 and 2000 were unqualified, but the former report stated that the Company's ability to continue as a going concern was uncertain. Except to the extent described in the preceding sentence, neither of these reports contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with the audits of the Company's consolidated financial statements for the fiscal years ended December 31, 2001 and 2000, and during fiscal year 2002 prior to the termination of Arthur Andersen's relationship with the Company, the Company had no disagreements with Arthur Andersen on matters of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference to the subject matter of such disagreements in connection with its report on the Company's consolidated financial statements for such periods.

         Arthur Andersen no longer employs an engagement partner or manager for the Company's account. Accordingly, the Company will be unable to obtain from Arthur Andersen a letter, otherwise required for purposes of this report, addressed to the Commission stating whether or not Arthur Andersen agrees with the foregoing statements by the Company included in this Item 4.

         The Company is in the final phase of a lengthy selection process to retain an independent accountant to succeed Arthur Andersen and expects to select a new independent accountant in August 2002.

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                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ITC DELTACOM, INC.



Date:  August 9, 2002                  /s/ J. Thomas Mullis
                                      ------------------------------------------
                                      J. Thomas Mullis
                                      Senior Vice President-Legal and Regulatory

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